UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report: July 2, 2003

(Date of earliest event reported)

E MED FUTURE, INC.

(Exact name of registrant as specified in its charter)

MICRO-ECONOMICS, INC.

(Former name of registrant)

Nevada	033-55254-36	87-0485314
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

794 Morrison Road, Suite 911, Columbus, Ohio 43230

(Address of principal executive offices including zip code)

877-855-1319

(Registrant’s telephone number, including area code)

ITEM 4.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On April 4, 2003, E Med Future, Inc., a Nevada corporation formerly known as Micro-Economics, Inc. (the “Company”), merged with E Med Future, Inc., a Delaware corporation (“E Med”), resulting in E Med becoming a wholly-owned subsidiary of the Company. In connection with the merger, the board of directors of the Company evaluated whether Smith & Company (“Smith”), the Company’s independent auditors, or Meyler & Company, LLC (“Meyler”), E Med’s independent auditors prior to the merger, should be engaged as the Company’s independent auditors. The Company decided to dismiss Smith as the independent auditors of the Company and decided to engage Meyler as the Company’s independent auditors. The decision to dismiss Smith and to retain Meyler as independent auditors was approved by the Company’s board of directors on July 2, 2003.

The audit reports of Smith on the Company’s financial statements for the years ended December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Smith on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of Smith, would have caused Smith to make reference thereto in connection with its reports on the financial statements for such years.

The Company delivered a copy of this Form 8-K report to Smith on July 2, 2003. Concurrently therewith, the Company requested that Smith furnish it with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. Attached hereto as Exhibit 16.1 is a copy of the letter of Smith to the SEC dated July 2, 2003.

During the Company’s two most recent fiscal years and the subsequent interim period prior to its engagement, Meyler, except as set forth below, was not consulted regarding any of the items, events or circumstances listed in Item 304(a)(2) of Regulation S-B with regard to the Company. The Company consulted with Meyler regarding the merger. Specifically, after consummation of the merger, the Company and Meyler discussed the accounting treatment with respect to the merger and the unaudited financial statements contained in the Form 10-QSB for the quarter ended March 31, 2003 filed on May 22, 2003 and the pro forma financial information giving effect to the merger contained in the Form 8-K/A filed on June 16, 2003. The Company did not consult with Smith regarding the accounting treatment of the merger.

The Company requested that Meyler review the disclosure in this Item 4 and provided Meyler with the opportunity to furnish the Company a letter addressed to the SEC containing any new information, clarification of the Company’s expression of its views, or the respects in which it does not agree with the statements by the Company made in this Item 4. Meyler reviewed the information provided in this Item 4 and advised the Company that it does not have any new information or clarification of the Company’s views and it agrees with the statements made by the Company under this Item 4.

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ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

16.1	Letter from Smith & Company to the Securities and Exchange Commission, dated July 2, 2003, regarding a change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2003	E MED FUTURE, INC.

	By:	/s/ D. DANE DONOHUE
D. Dane Donohue Executive Vice President

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EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Smith & Company to the Securities and Exchange Commission, dated July 2, 2003, regarding a change in certifying accountant.

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